UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2007 (September 24, 2007)

COMMUNICATE.COM, INC.

(Exact name of Registrant as specified in charter)

Nevada (State or other jurisdiction of incorporation)	000-29929 (Commission File Number)	88-0346310 (IRS Employer Identification Number)

#600-1100 Melville Street

Vancouver, British Columbia V6E 4A6

(Address of principal executive offices)

Registrant’s telephone number, including area code: (604) 697-0136

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

INFORMATION TO BE INCLUDED IN REPORT

This Form 8-K and other reports filed by the Company from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Company’s management as well as estimates and assumptions made by the Company’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Company or the Company’s management identify forward looking statements. Such statements reflect the current view of the Company with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Company’s industry, operations and results of operations and any businesses that may be acquired by the Company. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 24, 2007, Communicate.com, Inc., a Nevada corporation (the “Company”) completed a private offering of securities pursuant to a Subscription Agreement (the “Agreement”).  The Company has accepted subscriptions from 11 accredited investors (the “Purchasers”) pursuant to which the Company has issued and sold $5,100,000 of the Company’s shares of common stock, par value $.001per share (“Common Stock”), at a price of $2.00 per share (the “Offering Price”).  Accordingly, an aggregate of 2,550,000 shares of Common Stock were issued (the “Financing”).  The Financing closed on September 24, 2007.  The net proceed of the financing will be used by the Company for general working capital purposes.

Pursuant to the terms of the Agreement, the Company has agreed to file a registration statement on Form SB-2 or other appropriate registration form (the “Registration Statement”) on or before December 31, 2007 covering the resale of the Common Stock (the “Registrable Securities”) sold in the Financing.  The Company is further required to use its reasonable best efforts to maintain the Registration Statement effective for a period of (i) two years or (ii) until such time as all the Registrable Securities are eligible for sale under Rule 144k of the Securities Act of 1933, as amended.  In the event the Registration Statement is not filed on or before December 31, 2007, the Company would be required to pay each Purchaser, as a one-time penalty, shares of Common Stock of the Company equal to (i) 5% of the Purchase’s subscription amount, divided by (ii) the Offering Price (the “Penalty Shares”).  The Penalty Shares shall be issued to the Purchaser on or before January 15, 2008, and the Company shall include all such shares as Registrable Securities in the Registration Statement.

The foregoing description of the Financing does not purport to be complete and is qualified in its entirety by reference to the Agreement which is attached to this Current Report as Exhibit 10.1.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

The information set forth in Item 1.01 is hereby incorporated by reference into this Item 3.02.

The shares of Common Stock issued in the Financing were offered and sold in reliance on the exemption from registration contained in Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder. Each Purchaser represented to the Company that such Purchaser is an “accredited investor” as such term is defined under Regulation D and the Financing did not involve any form of general solicitation or general advertising.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description

10.1	Form of Subscription Agreement

[SIGNATURE PAGE FOLLOWS.]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNICATE.COM, INC.

By:	/s/ C. Geoffrey Hampson
C. Geoffrey Hampson
Chief Executive Officer
Dated: September 25, 2007